Exhibit (a)(1)(I)

Award Details

Close Window

GRANT A) 800 options granted at $38.84 on 5/27/2005

Comparison of hypothetical values of 800 options vs. 195 RSUs indicates that the break-even price is at an approximate hypothetical stock price of $51.36.



$20,000
$16,000
$12,000
$8,000
$4,000
$0
Hypothetical Value
$0
$10
$20
$30
$40
$50
$60
$70
Hypothetical WSI Stock Price

Expiration Date of Eligible Award	5/27/2015 (6 years and 1 month remaining)
Eligible Award Vesting Schedule	160 options vested on 5/27/2006 160 options vested on 5/27/2007 160 options vested on 5/27/2008 160 options will vest on 5/27/2009 160 options will vest on 5/27/2010
Exchanged RSU Vesting Schedule	97 units will vest on 4/10/2010 98 units will vest on 4/10/2011

GRANT B) 1,000 options granted at $39.77 on 2/24/2006

Comparison of hypothetical values of 1,000 options vs. 285 RSUs indicates that the break-even price is at an approximate hypothetical stock price of $55.62.



$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
Hypothetical Value
$0
$10
$20
$30
$40
$50
$60
$70
Hypothetical WSI Stock Price

Expiration Date of Eligible Award	2/24/2016 (6 years and 10 months remaining)
Eligible Award Vesting Schedule	200 options vested on 2/24/2007 200 options vested on 2/24/2008 200 options vested on 2/24/2009 200 options will vest on 2/24/2010 200 options will vest on 2/24/2011
Exchanged RSU Vesting Schedule	142 units will vest on 4/10/2010 143 units will vest on 4/10/2011

Award Details

Close Window

GRANT C) 500 SSARs granted at $34.01 on 11/1/2006

Comparison of hypothetical values of 500 SSARs vs. 172 RSUs indicates that the break-even price is at an approximate hypothetical stock price of $51.84.

Hypothetical Value

$16,000 $12,000 $8,000 $4,000 $0

$0 $10 $20 $30 $40 $50 $60 $70

Hypothetical WSI Stock Price

Expiration Date of Eligible Award 11/1/2016 (7years and 6 months remaining)

Eligible Award Vesting Schedule 100 options vested on 11/1/2007 100 options vested on 11/1/2008 100 options will vest on 11/1/2009 100 options will vest on 11/1/2010 100 options will vest on 11/1/2011

Exchanged RSU Vesting Schedule 57 units will vest on 4/10/2010 57 units will vest on 4/10/2011 58 units will vest on 4/10/2012

GRANT D) 4,000 SSARs granted at $30.73 on 7/30/2007

Comparison of hypothetical values of 4,000 SSARs vs. 1,052 RSUs indicates that the break-even price is at an approximate hypothetical stock price of $41.70.

$140,000 $120,000 $100,000 $80,000 $60,000 $40,000 $20,000

$0 $0 $10 $20 $30 $40 $50 $60 $70

Hypothetical Value

Hypothetical WSI Stock Price

Expiration Date of Eligible Award 7/30/2017 (8Years and 3 months remaining)

Eligible Award Vesting Schedule

800 options vested on 7/30/2008

800 options will vest on 7/30/2009

800 options will vest on 7/30/2010

800 options will vest on 7/30/2011

800 options will vest on 7/30/2012

Exchanged RSU Vesting Schedule

263 units will vest on 4/10/2010

263 units will vest on 4/10/2011

263 units will vest on 4/10/2012

263 units will vest on 4/10/2013